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EXHIBIT 99(b)

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report included in or made a part of this Form 8-K, and the incorporation of such report into the Company's previously filed Registration Statement on Form S-8 File No. 33-75676.





                                                           Arthur Andersen LLP

Dallas, Texas
January 28, 1999